EXHIBIT 32.1

CERTIFICATION PURSUANT TO
18 U.S.C. SECTION 1350,
AS ADOPTED PURSUANT TO
SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Annual Report of Dinewise Inc., formerly SimplaGene USA, Inc. (the “Company”) on Form 10-KSB/A for the year ended August 31, 2005, as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, Paul A. Roman, Principal Executive Officer of the Company, certify, pursuant to 18 U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 that, to the best of my knowledge:

(1)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(2)	The information contained in the report fairly presents, in all material respects, the financial condition and results of operations of the Company.

October 26, 2006

/s/ Paul A. Roman
Paul A. Roman
Principal Executive Officer

A signed original of this written statement required by 18 U.S.C. Section 1350 has been provided to Dinewise, Inc. and will be retained by Dinewise, Inc. and furnished to the Securities and Exchange Commission or its staff upon request.